Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement Dated
April 28, 2022

to the

Distillate U.S. Fundamental Stability & Value ETF (DSTL)
Distillate International Fundamental Stability & Value ETF (DSTX)
(collectively, the “Funds”)

Statement of Additional Information
dated January 31, 2022

Effective May 2, 2022, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Funds, regardless of the number of Creation Units created in the transaction, is as follows:

Name of Fund	Fixed Creation Transaction Fee
Distillate U.S. Fundamental Stability & Value ETF	$300
Distillate International Fundamental Stability & Value ETF	$1,000

Please retain this Supplement with your Statement of Additional Information for future reference.